UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
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                                   FORM 8-K
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                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 22, 2007
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
                  Florida Power & Light Company                                          FPL Recovery Funding LLC
      (Exact name of registrant as specified in its charter)               (Exact name of registrant as specified in its charter)

                         State of Florida                                                     State of Delaware
          (State or other jurisdiction of incorporation)                        (State or other jurisdiction of incorporation)
                            333-141357                                                          333-141357-01
                     (Commission File Number)                                              (Commission File Number)

                            59-0247775                                                            77-0679907
                (IRS Employer Identification No.)                                     (IRS Employer Identification No.)

                      700 Universe Boulevard                                                700 Universe Boulevard
                       Juno Beach, Florida                                                   Juno Beach, Florida
             (Address of principal executive offices)                              (Address of principal executive offices)

                              33408                                                                 33408
                            (Zip Code)                                                            (Zip Code)

Registrant's telephone number, including area code                           Registrant's telephone number, including area code
                (561) 694-4000                                                                 (561) 694-4000

                      (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8. Other Events

Item 8.01. Other Events

     On May 22, 2007, FPL Recovery Funding LLC (the "Issuer") caused the issuance, pursuant to an Indenture, dated as of May 22, 2007 (the "Indenture"), between the Issuer and The Bank of New York, as Trustee, of four tranches of Senior Secured Bonds, Series A. The Tranche A-1, Tranche A-2, Tranche A-3 and Tranche A-4 Bonds, with an aggregate principal amount of $652,000,000, were sold to Wachovia Capital Markets, LLC pursuant to a Bond Purchase Agreement dated as of May 15, 2007. The Indenture is annexed hereto as Exhibit 4.1.

     On May 22, 2007, the Issuer entered into a Storm-Recovery Property Servicing Agreement (the "Servicing Agreement") with Florida Power and Light Company ("FPL"). The Servicing Agreement is annexed hereto as Exhibit 99.1.

     On May 22, 2007, the Issuer entered into a Storm-Recovery Property Sale Agreement (the "Sale Agreement") with FPL. The Sale Agreement is annexed hereto as Exhibit 99.2.

     On May 22, 2007, the Issuer entered into an Administration Agreement (the "Administration Agreement") with FPL. The Administration Agreement is annexed hereto as Exhibit 99.3.


Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Not applicable.

(d)   Exhibits:

      4.1   Indenture (including forms of the Senior Secured Bonds).

      99.1  Servicing Agreement.

      99.2  Sale Agreement.

      99.3  Administration Agreement.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Florida Power & Light Company

                                    By: /s/ Edward F. Tancer
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                                    Name:   Edward F. Tancer
                                    Title:  Senior Vice President &
                                            General Counsel


                                    FPL Recovery Funding LLC

                                    By: /s/ Edward F. Tancer
                                        --------------------
                                    Name:   Edward F. Tancer
                                    Title:  Manager
Date: May 31, 2007


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                                              EXHIBIT INDEX

Exhibit No.         Description of Exhibit
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4.1                 Indenture (including a form of the Senior Secured Bonds).

99.1                Servicing Agreement.

99.2                Sale Agreement.

99.3                Administration Agreement